EXHIBIT 99.1

AUDITED FINANCIAL STATEMENTS FOR THE COMPANY FOR THE PERIOD ENDED
AUGUST 31, 2013 AND UNAUDITED INTERIM FINANCIAL STATEMENTS FOR THE
COMPANY FOR THE PERIOD ENDED NOVEMBER 30, 2013

THE WILDERNESS WAY ADVENTURE RESORT INC.

(A Development Stage Company)

Financial Statements

(Expressed in Canadian dollars)

For the period from November 14, 2012 (date of inception) to August 31, 2013

Financial Statement Index

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors

The Wilderness Way Adventure Resort Inc.

(A Development Stage Company)

We have audited the accompanying balance sheet of The Wilderness Way Adventure Resort Inc. (a Development Stage Company) (the Company) as of August 31, 2013, and the related statements of operations, stockholders’ deficit and cash flows for the period from November 14, 2012 (date of inception) to August 31, 2013. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion the financial statements referred to above present fairly, in all material respects, the financial position of The Wilderness Way Adventure Resort Inc. (a Development Stage Company) as of August 31, 2013, and the results of its operations and cash flows for the period from November 14, 2012 (date of inception) to August 31, 2013, in conformity with U.S. generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. The Company will need additional working capital to service its debt and for its planned activity, which raises substantial doubt about its ability to continue as a going concern. Management’s plans concerning these matters are also described in the notes to the financial statements. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Sadler, Gibb & Associates, LLC

Salt Lake City, UT

February 17, 2014

THE WILDERNESS WAY ADVENTURE RESORT INC.
(A Development Stage Company)
Balance Sheet
(Expressed in Canadian dollars)

August 31,
2013
$
ASSETS
20,591

Total current assets	20,591

Property and equipment (Note 3)	908,464
Total assets	929,055

LIABILITIES

Accounts payable and accrued liabilities	38,316
Accrued interest	96,012

Line of credit	17,696
Current portion of notes payable	48,000
Due to related parties (Note 5)	823,720
Total current liabilities	1,023,744

Notes payable (Note 4)	377,000

Total liabilities	1,400,744

COMMITMENTS AND CONTINGENCIES	-

STOCKHOLDERS’ DEFICIT

Common stock

Authorized: No maximum common shares with no par value Issued and outstanding: 1 common share	1

Deficit accumulated during the development stage	(471,690)

Total stockholders’ deficit	(471,689)

Total liabilities and stockholders’ deficit	929,055

THE WILDERNESS WAY ADVENTURE RESORT INC.
(A Development Stage Company)
Statement of Operations
(Expressed in Canadian dollars)

Period from
November 14,
2012 (date of
inception)
to August 31,
2013
$

Revenue	–

Operating expenses
General and administrative	359,164
Total operating expenses	359,164
Loss from operations	(359,164)
Other expense
Interest expense	(112,526)
Net loss	(471,690)

Net loss per share, basic and diluted	(471,690)

Weighted average share outstanding-basic and diluted	1

THE WILDERNESS WAY ADVENTURE RESORT INC.
(A Development Stage Company)
Statement of Cash Flows
(Expressed in Canadian dollars)

Period from
November 14,
2012 (date of
inception)
to August 31,
2013
$

Operating Activities
Net loss for the period	(471,690)
Adjustments to reconcile net loss to net cash used in operating activities:
Expenses paid by related parties	458,157
Changes in operating assets and liabilities:
Non-trade receivables	(20,591)
Accounts payable and accrued liabilities	38,316
Accrued interest	96,012
Net cash provided by operating activities	100,204
Investing Activities
Payments for construction of fixed assets	(121,147)
Net cash used in investing activities	(121,147)
Financing Activities
Proceeds from a related parties	98,247
Proceeds from line of credit	17,696
Payments on notes payable	(25,000)
Payments to related parties	(70,000)
Net cash provided by financing activities	20,943
Increase in cash	–
Cash, beginning of period	–
Cash, end of period	–

Supplemental disclosure of non-cash investing and financing activities

Founder’s share issued	1
Payments for fixed assets by related party	337,316
Notes payable issued for the purchase of land	450,000

Supplemental Disclosures

Interest paid	–
Income tax paid	–

THE WILDERNESS WAY ADVENTURE RESORT INC.
(A Development Stage Company)
Statement of Stockholders’ Deficit
From November 14, 2012 (Date of Inception) to August 31, 2013
(Expressed in Canadian dollars)

	Common Stock		Accumulated
			Deficit in the
			Development
	Shares	Par Value	Stage	Total
		$	$	$

Balance – November 14, 2012 (Date of Inception)	–	–	–	–
Issuance of founder’s share	1	1	–	1
Net loss for the period	–	–	(471,690)	(471,690)
Balance – August 31, 2013	1	1	(471,690)	(471,689)

THE WILDERNESS WAY ADVENTURE RESORT INC.
Notes to Financial Statements

1.	Nature of Operations and Continuance of Business

The Wilderness Way Adventure Resort Inc. (the “Company”) was incorporated in the province of British Columbia on November 14, 2012. The Company is a Development Stage Company, as defined by Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 915, Development Stage Entities. The company is in the business of providing learning programs for adventure activities. The Company’s objective is to emerge as a leader in the Adventure Tourism or Corporate Training Industry.

These financial statements have been prepared on a going concern basis, which implies that the Company will continue to realize its assets and discharge its liabilities in the normal course of business. During the period ended August 31, 2013, the Company has a working capital deficit of $979,153 and an accumulated deficit of $471,690. The continuation of the Company as a going concern is dependent upon the continued financial support from its management, and its ability to identify future investment opportunities and obtain the necessary debt or equity financing, and generating profitable operations from the Company’s future operations. These factors raise substantial doubt regarding the Company’s ability to continue as a going concern. These financial statements do not include any adjustments to the recoverability and classification of recorded asset amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern.

2.	Summary of Significant Accounting Policies

	a)	Basis of Presentation and Principles of Consolidation

The financial statements of the Company have been prepared in accordance with accounting principles generally accepted in the United States (“US GAAP”) and are expressed in Canadian dollars. The Company’s fiscal year end is August 31.

	b)	Use of Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. The Company regularly evaluates estimates and assumptions related to the deferred income tax asset valuation allowances. The Company bases its estimates and assumptions on current facts, historical experience and various other factors that it believes to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying values of assets and liabilities and the accrual of costs and expenses that are not readily apparent from other sources. The actual results experienced by the Company may differ materially and adversely from the Company’s estimates. To the extent there are material differences between the estimates and the actual results, future results of operations will be affected.

	c)	Cash and cash equivalents

The Company considers all highly liquid instruments with a maturity of three months or less at the time of issuance to be cash equivalents. As at August 31, 2013, the Company had no cash equivalents.

	d)	Basic and Diluted Net Loss per Share

The Company computes net loss per share in accordance with ASC 260, Earnings per Share. ASC 260 requires presentation of both basic and diluted earnings per share (“EPS”) on the face of the income statement. Basic EPS is computed by dividing net loss available to common shareholders (numerator) by the weighted average number of shares outstanding (denominator) during the period. Diluted EPS gives effect to all dilutive potential common shares outstanding during the period using the treasury stock method and convertible preferred stock using the if-converted method. In computing diluted EPS, the average stock price for the period is used in determining the number of shares assumed to be purchased from the exercise of stock options or warrants. Diluted EPS excludes all dilutive potential shares if their effect is anti-dilutive. As of August 31, 2013, the Company had no potentially dilutive shares.

	e)	Property and Equipment

THE WILDERNESS WAY ADVENTURE RESORT INC.
Notes to Financial Statements

Property and equipment are stated at cost. The Company depreciates the cost of property and equipment over their estimated useful lives at the following annual rates:

Land		Non-depreciable
Building	5%	Declining balance basis
Furniture and equipment	20%	Declining balance basis
Leasehold improvements	5 years	Straight-line

As of August 31, 2013, no depreciation expense has been recorded as no assets were ready for their intended use.

f)	Impairment of Long-lived Assets

In accordance with ASC 360, “Property, Plant, and Equipment”, the Company tests long-lived assets or asset groups for recoverability when events or changes in circumstances indicate that their carrying amount may not be recoverable. Circumstances which could trigger a review include, but are not limited to: significant decreases in the market price of the asset; significant adverse changes in the business climate or legal factors; accumulation of costs significantly in excess of the amount originally expected for the acquisition or construction of the asset; current period cash flow or operating losses combined with a history of losses or a forecast of continuing losses associated with the use of the asset; and current expectation that the asset will more likely than not be sold or disposed significantly before the end of its estimated useful life. Recoverability is assessed based on the carrying amount of the asset and its fair value which is generally determined based on the sum of the undiscounted cash flows expected to result from the use and the eventual disposal of the asset, as well as specific appraisal in certain instances. An impairment loss is recognized when the carrying amount exceeds fair value. As of August 31, 2013, no impairment loss has been recognized.

g)	Financial Instruments

Pursuant to ASC 820, Fair Value Measurements and Disclosures, an entity is required to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. ASC 820 establishes a fair value hierarchy based on the level of independent, objective evidence surrounding the inputs used to measure fair value. A financial instrument’s categorization within the fair value hierarchy is based upon the lowest level of input that is significant to the fair value measurement. ASC 820 prioritizes the inputs into three levels that may be used to measure fair value:

Level 1

Level 1 applies to assets or liabilities for which there are quoted prices in active markets for identical assets or liabilities.

Level 2

Level 2 applies to assets or liabilities for which there are inputs other than quoted prices that are observable for the asset or liability such as quoted prices for similar assets or liabilities in active markets; quoted prices for identical assets or liabilities in markets with insufficient volume or infrequent transactions (less active markets); or model-derived valuations in which significant inputs are observable or can be derived principally from, or corroborated by, observable market data.

Level 3

Level 3 applies to assets or liabilities for which there are unobservable inputs to the valuation methodology that are significant to the measurement of the fair value of the assets or liabilities.

The Company’s financial instruments consist principally of cash, bank indebtedness, accounts payable and accrued liabilities, and amounts due to related parties. Pursuant to ASC 820, the fair value of our cash is determined based on “Level 1” inputs, which consist of quoted prices in active markets for identical assets. We believe that the recorded values of all of our other financial instruments approximate their current fair values because of their nature and respective maturity dates or durations.

THE WILDERNESS WAY ADVENTURE RESORT INC.
Notes to Financial Statements

h)	Foreign Currency

The Company’s functional and reporting currency is the Canadian dollar. Monetary assets and liabilities denominated in foreign currencies are translated using the exchange rate prevailing at the balance sheet date. Gains and losses arising from the settlement of foreign currency denominated transactions or balances are included in the determination of income.

The Company has not, to the date of these financial statements, entered into derivative instruments to offset the impact of foreign currency fluctuations.

i)	Income Taxes

Potential benefits of income tax losses are not recognized in the accounts until realization is more likely than not. The Company has adopted ASC 740 “Accounting for Income Taxes” as of its inception. Pursuant to ASC 740, the Company is required to compute tax asset benefits for net operating losses carried forward. The potential benefits of net operating losses have not been recognized in this financial statement because the Company cannot be assured it is more likely than not it will utilize the net operating losses carried forward in future years.

j)	Recent Accounting Pronouncements

The Company has implemented all new accounting pronouncements that are in effect. These pronouncements did not have any material impact on the financial statements unless otherwise disclosed, and the Company does not believe that there are any other new accounting pronouncements that have been issued that might have a material impact on its financial position or results of operations.

3.	Non-trade Receivables

In Canada, payments made to vendors include a goods and services tax (GST) and a harmonized sales tax (HST). The Company pays this tax as part of the goods or services acquired, and then files a tax return with the Canada Revenue Agency to recover this tax paid. For the period ended August 31, 2013, the Company had $20,591 receivable from the Canada Revenue Agency, for this related tax.

4.	Property and Equipment

		Accumulated
		Depreciation/
		Amortization	Net Carrying
			Value
			August 31,
	Cost		2013
	$	$	$
Land	450,000	-	450,000
Building	408,004	-	408,004
Furniture and equipment	13,100	-	13,100
Leasehold improvements	37,360	-	37,360
	908,464	-	908,464

THE WILDERNESS WAY ADVENTURE RESORT INC.
Notes to Financial Statements

All amounts paid above were related to the construction of buildings that will be used for tourists or corporate retreats. As of August 31, 2013, no assets were ready for their intended purpose. As such, no depreciation expense was recorded.

5.	Notes payable

On January 5, 2012, the Company entered into an agreement for sale with a non-related party to purchase the lands (120 acres in Ashcroft, British Columbia) for the price of $450,000. The Company agreed to pay $25,000 (paid) upon the execution of this agreement. Pursuant to the terms of the agreement, the Company agreed to make annual payment of $24,000 on each of the anniversary of the agreement date commencing on January 5, 2013 until the balance is paid in full. As of August 31, 2013, the amount of $425,000 is owed to the creditor. The balance owing bears an 8% interest calculated semi-annually. Interest expense and accrued interest for the period ended and as of August 31, 2013 was $112,526 and $96,012, respectively. The Company is currently in default with this loan agreement.

The Company has a line of credit arrangement with a bank for up to $25,000. This line of credit has an annual interest rate of 5%.

6.	Related Party Transactions

As of August 31, 2013, the amount of $823,720 is owed to the President of the Company which is non- interest bearing, unsecured, and due on demand. During the period ended August 31, 2013, the President made payments on behalf of the Company, advanced cash to the Company, and received payments from the Company in the amounts of $795,473, $98,247, and $70,000, respectively.

7.	Common Shares

On November 14, 2012, the Company issued one founders share for $1. The rights and restrictions of the Company’s common shares are summarized as follows:

CLASS	A	B	C	D	E
Dividend	Participating	Participating	Conditionally Participating	Conditionally Participating	Conditionally Participating
Voting Rights	Voting	Non-Voting	Non-Voting	Non-Voting	Non-Voting
Liquidation Entitlement	3rd	3rd	1st	2nd	2nd
Redeemable	No	No	Yes	Yes	Yes
Retractable	No	No	Yes	Yes	Yes
Redemption	N/A	N/A	Set by Directors	$100 per share	$100 per share

8.	Income Taxes

The Company has $471,690 of net operating losses carried forward to offset taxable income in future years which expire commencing in fiscal 2033. The tax effect (computed by applying the Canadian federal and provincial statutory rate) of the significant temporary differences, which comprise deferred tax assets and liabilities, are as follows:

THE WILDERNESS WAY ADVENTURE RESORT INC.
Notes to Financial Statements

August 31,
2013
$
Net loss before taxes	(471,690)
Canadian statutory income tax rate	25.42%
Computed expected tax recovery	(119,888)
Permanent differences and other	39
Change in enacted tax rates	(2,751)
Valuation allowance	122,600
Income tax provision	–

The significant components of deferred income tax assets and liabilities are as follows:

August 31, 2013
$
Deferred income tax assets
Non-capital losses carried forward	122,639
Property and equipment	(39)
Total deferred income tax assets	122,600
Valuation allowance	(122,600)
Net deferred income tax asset	–

As at August 31, 2013, the Company has non-capital losses carried forward of $471,690, which are available to offset deferred years’ taxable income until the year 2033.

9.	Subsequent events

In accordance with ASC 855, we have evaluated subsequent events through February 17, 2014, which is the date the financial statements were available to be issued, and did not have any material recognizable subsequent events, other than as disclosed below.

The company entered into a loan agreement with Alpha Capital Anstalt on October 28, 2013, for $100,000. This loan carries a personal guarantee by the CEO, Andrew McKinnon, an interest rate of 10% per annum (18% per annum default interest rate), and has a maturity date of December 27, 2013. The Company is currently in default on this loan agreement.

The company entered into a loan agreement with Alpha Capital Anstalt on January 17 2014, for $75,000. This loan carries a personal guarantee by the CEO, Andrew McKinnon, an interest rate of 10% per annum (18% per annum default interest rate), and has a maturity date of December 27, 2013. The Company is currently in default on this loan agreement.

The company entered into a loan agreements with Alpha Capital Anstalt on February 3, 2014, for $75,000. This loan carries a personal guarantee by the CEO, Andrew McKinnon, an interest rate of 10% per annum (18% per annum default interest rate), and has a maturity date of February 3, 2014. The Company is currently in default on this loan agreement.

During the period September 1, 2013 through February 17, 2014, Mr. McKinnon advanced $169,869 to the Company. These advances bear no interest and are unsecured.

THE WILDERNESS WAY ADVENTURE RESORT INC.
(A Development Stage Company)
CONDENSED BALANCE SHEETS
(Expressed in Canadian dollars)

	November 30,	August 31,
	2013	2013
ASSETS	(Unaudited)
CURRENT ASSETS
Cash	$26,635	$-
Non-trade receivables	24,573	20,591
Total Current Assets	51,208	20,591
Property and equipment	982,025	908,464
TOTAL ASSETS	$1,033,233	$929,055
LIABILITIES AND STOCKHOLDERS’ DEFICIT
CURRENT LIABILITIES
Accounts payable and accrued liabilities	$11,064	$38,316
Accrued interest	109,369	96,012
Line of credit	-	17,696
Current portion of notes payable	48,000	24,000
Due to related parties	934,577	823,720
Total current liabilities	1,103,010	999,744
Notes payable	483,141	401,000
TOTAL LIABILITIES	1,586,151	1,400,744
STOCKHOLDERS’ DEFICIT
Common stock, no maximum common shares with no par value
Issued and outstanding 1 common share (August 31, 2013 – 1)	1	1
Deficit accumulated during development stage	(552,919)	(471,690)
TOTAL STOCKHOLDERS’ DEFICIT	(552,918)	(471,689)
TOTAL LIABILITIES & STOCK HOLDERS’ DEFICIT	$1,033,233	$929,055

The accompanying notes are an integral part of these condensed financial statements.

THE WILDERNESS WAY ADVENTURE RESORT INC.
(A Development Stage Company)
CONDENSED STATEMENTS OF OPERATIONS
(Expressed in Canadian dollars)
(Unaudited)

		November 14,		November 14,
		2012 (inception)		2012
	Three months ended	to November 30,		(inception) to
	November 30,	2012		November 30,
	2013			2013

REVENUE	$-	$-	$
				-

GENERAL AND ADMINISTRATIVE	57,214	108,960		416,378
EXPENSES

TOTAL OPERATING EXPENSES	57,214	108,960		416,378

LOSS FROM OPERATIONS	(57,214)	(108,960)		(416,378)

OTHER EXPENSE
Foreign currency transaction (loss)	(6,141)	-		(6,141)
Interest Expense	(17,874)	(75,212)		(130,400)

NET LOSS FOR THE PERIOD	$(81,229)	$(184,172)		$(552,919)

BASIC AND DILUTED LOSS PER COMMON SHARE	$(81,229)	$(184,172)

WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING -BASIC AND DILUTED	1	1

The accompanying notes are an integral part of these condensed financial statements

THE WILDERNESS WAY ADVENTURE RESORT INC.
(A Development Stage Company)
CONDENSED STATEMENTS OF CASH FLOWS
(Expressed in Canadian dollars)
(Unaudited)

	Three months	Period from	November 14,
		November 14,	2012
	ended	2012	(Inception) to
		(inception) to
	November 30,		November 30,
		November 30,
	2013		2013
		2012

CASH FLOWS FROM OPERATING ACTIVITIES
Net loss for the period	$(81,229)	$(184,172)	$(552,919)
Adjustments to reconcile net loss to net cash used in operating activities:
Expenses paid by related parties	11,365	130,613	344,735
Foreign currency transaction loss	6,141	-	6,141
Changes in operating assets and liabilities:
Non-trade receivables	(3,982)	(13,267)	(24,573)
Accounts payable and accrued liabilities	(27,252)	15,957	14,704
Accrued interest	13,357	75,212	109,369

NET CASH (USED IN) PROVIDED BY OPERATING ACTIVITIES	(81,600)	24,343	(102,543)

CASH FLOWS FROM INVESTING ACTIVITIES
Payments for construction of fixed assets	(73,561)	-	(73,561)

NET CASH USED IN INVESTING ACTIVITIES	(73,561)	-	(73,561)

CASH FLOWS FROM FINANCING ACTIVITIES
Payments to related parties	(62,613)	-	(132,613)
Proceeds from related parties	162,105		260,352
Proceeds from line of credit	(17,696)	-	-
Proceeds from notes payable	100,000	657	100,000
Payments on notes payable	-	(25,000)	(25,000)

NET CASH PROVIDED BY (USED IN) FINANCING ACTIVITIES	181,796	(24,343)	202,739

NET INCREASE IN CASH	26,635	-	26,635
CASH, BEGINNING	-	-	-

CASH, ENDING	$26,635	$-	$26,635

SUPPLEMENTAL DISCLOSURE OF NON-CASH INVESTING AND FINANCING ACTIVITIES:
Founder’s shares issued	$-	$1	$1
Payments for fixed assets by related party	$-	$157,478	$458,463
Notes payable issued for the purchase of land	$-	$450,000	$450,000

SUPPLEMENTAL DISCLOSURES:
Cash paid during the period for:
Interest	$-	$-	$-
Income taxes	$-	$-	$-

The accompanying notes are an integral part of these condensed financial statements.

THE WILDERNESS WAY ADVENTURE RESORT INC.
Notes to Condensed Financial Statements

NOTE 1 – NATURE OF OPERATIONS AND BASIS OF PRESENTATION

The Wilderness Way Adventure Resort Inc. (the “Company”) was incorporated in the province of British Columbia on November 14, 2012. The Company is a Development Stage Company, as defined by Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 915, Development Stage Entities. The company is in the business of providing learning programs for adventure activities. The Company’s objective is to emerge as a leader in the Adventure Tourism or Corporate Training Industry.

These financial statements have been prepared on a going concern basis, which implies that the Company will continue to realize its assets and discharge its liabilities in the normal course of business. During the period ended November 30, 2013, the Company has a working capital deficit of $1,051,802 and an accumulated deficit of $552,919. The continuation of the Company as a going concern is dependent upon the continued financial support from its management, and its ability to identify future investment opportunities and obtain the necessary debt or equity financing, and generating profitable operations from the Company’s future operations. These factors raise substantial doubt regarding the Company’s ability to continue as a going concern. These financial statements do not include any adjustments to the recoverability and classification of recorded asset amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern.

Basis of presentation – Unaudited Financial Statements

The accompanying unaudited financial statements have been prepared in accordance with U.S. generally accepted accounting principles for financial information and with the instructions to Form 10-Q. They do not include all information and footnotes required by United States generally accepted accounting principles for complete financial statements. However, except as disclosed herein, there has been no material changes in the information disclosed in the notes to the financial statements for the year ended August 31, 2013. The unaudited financial statements should be read in conjunction with the audited financial statements for the year ended August 31, 2013. In the opinion of Management, all adjustments considered necessary for a fair presentation, consisting solely of normal recurring adjustments, have been made. Operating results for the three months ended November 30, 2013 are not necessarily indicative of the results that may be expected for the year ending August 31, 2014.

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

k)	Basis of Presentation and Principles of Consolidation

The financial statements of the Company have been prepared in accordance with accounting principles generally accepted in the United States (“US GAAP”) and are expressed in Canadian dollars. The Company’s fiscal year end is August 31.

l)	Use of Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. The Company regularly evaluates estimates and assumptions related to the deferred income tax asset valuation allowances. The Company bases its estimates and assumptions on current facts, historical experience and various other factors that it believes to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying values of assets and liabilities and the accrual of costs and expenses that are not readily apparent from other sources.

THE WILDERNESS WAY ADVENTURE RESORT INC.
Notes to Condensed Financial Statements

The actual results experienced by the Company may differ materially and adversely from the Company’s estimates. To the extent there are material differences between the estimates and the actual results, future results of operations will be affected.

m)	Cash and cash equivalents

The Company considers all highly liquid instruments with a maturity of three months or less at the time of issuance to be cash equivalents. As of November 30, 2013, the Company had no cash equivalents.

n)	Basic and Diluted Net Loss per Share

The Company computes net loss per share in accordance with ASC 260, Earnings per Share. ASC 260 requires presentation of both basic and diluted earnings per share (“EPS”) on the face of the income statement. Basic EPS is computed by dividing net loss available to common shareholders (numerator) by the weighted average number of shares outstanding (denominator) during the period. Diluted EPS gives effect to all dilutive potential common shares outstanding during the period using the treasury stock method and convertible preferred stock using the if- converted method. In computing diluted EPS, the average stock price for the period is used in determining the number of shares assumed to be purchased from the exercise of stock options or warrants. Diluted EPS excludes all dilutive potential shares if their effect is anti-dilutive. As of November 30, 2013, the Company had no potentially dilutive shares.

o)	Property and Equipment

Property and equipment are stated at cost. The Company depreciates the cost of property and equipment over their estimated useful lives at the following annual rates:

Land		Non-depreciable

Building	5%	Declining balance basis

Furniture and equipment	20%	Declining balance basis

Leasehold improvements	5 years	Straight-line

As of November 30, 2013, no depreciation expense has been recorded as no assets were ready for their intended use.

p)	Impairment of Long-lived Assets

In accordance with ASC 360, “Property, Plant, and Equipment”, the Company tests long-lived assets or asset groups for recoverability when events or changes in circumstances indicate that their carrying amount may not be recoverable. Circumstances which could trigger a review include, but are not limited to: significant decreases in the market price of the asset; significant adverse changes in the business climate or legal factors; accumulation of costs significantly in excess of the amount originally expected for the acquisition or construction of the asset; current period cash flow or operating losses combined with a history of losses or a forecast of continuing losses associated with the use of the asset; and current expectation that the asset will more likely than not be sold or disposed significantly before the end of its estimated useful life. Recoverability is assessed based on the carrying amount of the asset and its fair value which is generally determined based on the sum of the undiscounted cash flows expected to result from the use and the eventual disposal of the asset, as well as specific appraisal in certain instances. An impairment loss is recognized when the carrying amount exceeds fair value. As of November 30, 2013, no impairment loss has been recognized.

THE WILDERNESS WAY ADVENTURE RESORT INC.
Notes to Condensed Financial Statements

q)	Financial Instruments

Pursuant to ASC 820, Fair Value Measurements and Disclosures, an entity is required to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. ASC 820 establishes a fair value hierarchy based on the level of independent, objective evidence surrounding the inputs used to measure fair value. A financial instrument’s categorization within the fair value hierarchy is based upon the lowest level of input that is significant to the fair value measurement. ASC 820 prioritizes the inputs into three levels that may be used to measure fair value:

Level 1

Level 1 applies to assets or liabilities for which there are quoted prices in active markets for identical assets or liabilities.

Level 2

Level 2 applies to assets or liabilities for which there are inputs other than quoted prices that are observable for the asset or liability such as quoted prices for similar assets or liabilities in active markets; quoted prices for identical assets or liabilities in markets with insufficient volume or infrequent transactions (less active markets); or model-derived valuations in which significant inputs are observable or can be derived principally from, or corroborated by, observable market data.

Level 3

Level 3 applies to assets or liabilities for which there are unobservable inputs to the valuation methodology that are significant to the measurement of the fair value of the assets or liabilities.

The Company’s financial instruments consist principally of cash, bank indebtedness, accounts payable and accrued liabilities, and amounts due to related parties. Pursuant to ASC 820, the fair value of our cash is determined based on “Level 1” inputs, which consist of quoted prices in active markets for identical assets. We believe that the recorded values of all of our other financial instruments approximate their current fair values because of their nature and respective maturity dates or durations.

r)	Foreign Currency

The Company’s functional and reporting currency is the Canadian dollar. Monetary assets and liabilities denominated in foreign currencies are translated using the exchange rate prevailing at the balance sheet date. Gains and losses arising from the settlement of foreign currency denominated transactions or balances are included in the determination of income.

The Company has not, to the date of these financial statements, entered into derivative instruments to offset the impact of foreign currency fluctuations

THE WILDERNESS WAY ADVENTURE RESORT INC.
Notes to Condensed Financial Statements

s)	Income Taxes

Potential benefits of income tax losses are not recognized in the accounts until realization is more likely than not. The Company has adopted ASC 740 “Accounting for Income Taxes” as of its inception. Pursuant to ASC 740, the Company is required to compute tax asset benefits for net operating losses carried forward. The potential benefits of net operating losses have not been recognized in this financial statement because the Company cannot be assured it is more likely than not it will utilize the net operating losses carried forward in future years.

t)	Recent Accounting Pronouncements

The Company has implemented all new accounting pronouncements that are in effect. These pronouncements did not have any material impact on the financial statements unless otherwise disclosed, and the Company does not believe that there are any other new accounting pronouncements that have been issued that might have a material impact on its financial position or results of operations.

5.	Non-trade Receivables

In Canada, payments made to vendors include a goods and services tax (GST) and a harmonized sales tax (HST). The Company pays this tax as part of the goods or services acquired, and then files a tax return with the Canada Revenue Agency to recover this tax paid. For the periods ended November 30 and August 31, 2013, respectively, the Company had $24,573 and $20,591 of GST receivable from the Canada Revenue Agency, related to this tax.

6.	Property and Equipment

		Additions
		during the
		three months		Net Carrying
		ended	Accumulated	Value
		November 30,	Depreciation/	November 30,
	Cost	2013	Amortization	2013
	$	$	$	$
Land	450,000	-	-	450,000
Building	408,004	46,056	-	454,060
Furniture and equipment	13,100	899	-	13,999
Leasehold improvements	37,360	26,606	-	63,966
	908,464	73,561	-	982,025

All amounts paid above were related to the construction of buildings that will be used for tourists or corporate retreats. As of November 30, 2013, no assets were ready for their intended purpose. As such, no depreciation expense was recorded.

THE WILDERNESS WAY ADVENTURE RESORT INC.
Notes to Condensed Financial Statements

5.	Notes Payable

On January 5, 2012, the Company entered into an agreement for sale with a non-related party to purchase the lands (120 acres in Ashcroft, British Columbia) for the price of $450,000. The Company agreed to pay $25,000 (paid) upon the execution of this agreement. Pursuant to the terms of the agreement, the Company agreed to make annual payments of $24,000 on each of the anniversary of the agreement date commencing on January 5, 2013 until the balance is paid in full. As of November 30, 2013, the amount of $425,000 is owed to the creditor. The balance owing bears an 8% interest calculated semi-annually. Interest expense and accrued interest for the period ended and as of November 30, 2013 was $16,953 and $108,448, respectively. The Company is currently in default on this loan agreement.

The Company has a line of credit arrangement with a bank for up to $25,000. This line of credit has an annual interest rate of 5%. As of August 31, 2013, there was $17,696 outstanding under this line of credit. During the three months ended November 30, 2013, the line of credit was paid down to a $0 balance as of November 30, 2013.

On October 28, 2013, the Company received $100,000 by issuing a note payable to a third party. The maturity date of this note was December 27, 2013, with an annual interest rate of 10% and default annual interest rate of 18%. Interest expense and accrued interest for the period ended and as of November 30, 2013 was $921. The Company is currently in default with this loan agreement, and has begun accruing interest at 18% per annum.

6.	Related Party Transactions

As of November 30, 2013, the amount of $934,577 is owed to the President of the Company which is non-interest bearing, unsecured, and due on demand. During the period ended November 30, 2013, the President made payments on behalf of the Company, advanced cash to the Company, and received payments from the Company in the amounts of $11,365, $162,105, and $62,613, respectively. During the period ended November 30, 2012, the President made payments on behalf of the Company, advanced cash to the Company, and received payments from the Company in the amounts of $288,901, $-0-, and $-0-, respectively

7.	Common Shares

On November 14, 2012, the Company issued one founders share for cash proceeds of $1. The rights and restrictions of the Company’s common shares are summarized as follows:

CLASS	A	B	C	D	E

Dividend	Participating	Participating	Conditionally Participating	Conditionally Participating	Conditionally Participating

Voting Rights	Voting	Non-Voting	Non-Voting	Non-Voting	Non-Voting

Liquidation Entitlement	3rd	3rd	1st	2nd	2nd

Redeemable	No	No	Yes	Yes	Yes

Retractable	No	No	Yes	Yes	Yes

Redemption	N/A	N/A	Set by Directors	$100 per share	$100 per share

THE WILDERNESS WAY ADVENTURE RESORT INC.
Notes to Condensed Financial Statements

8.	Subsequent events

In accordance with ASC 855, we have evaluated subsequent events through February 17, 2014, which is the date the financial statements were available to be issued, and did not have any material recognizable subsequent events, other than as disclosed below.

The company entered into a loan agreement with Alpha Capital Anstalt on October 28, 2013, for $100,000. This loan carries a personal guarantee by the CEO, Andrew McKinnon, an interest rate of 10% per annum (18% per annum default interest rate), and has a maturity date of December 27, 2013. The Company is currently in default on this loan agreement.

The company entered into a loan agreement with Alpha Capital Anstalt on January 17 2014, for $75,000. This loan carries a personal guarantee by the CEO, Andrew McKinnon, an interest rate of 10% per annum (18% per annum default interest rate), and has a maturity date of December 27, 2013. The Company is currently in default on this loan agreement.

The company entered into a loan agreements with Alpha Capital Anstalt on February 3, 2014, for $75,000. This loan carries a personal guarantee by the CEO, Andrew McKinnon, an interest rate of 10% per annum (18% per annum default interest rate), and has a maturity date of February 3, 2014. The Company is currently in default on this loan agreement.

During the period September 1st 2013 through February 17, 2014, Mr. McKinnon advanced $169,869 to the Company. These advances bear no interest and are unsecured.